OLD MUTUAL ADVISOR FUNDS

Old Mutual Analytic Global Defensive Equity Fund

Supplement dated September 11, 2006

to Class A and C Prospectus, dated May 30, 2006, and

Class Z and Institutional Class Prospectus, dated May 30, 2006

(as supplemented August 14, 2006)

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Analytic Global Defensive Equity Fund (the “Fund”). The Fund is a series fund of Old Mutual Advisor Funds (the “Trust”). You should retain your Prospectuses and all current supplements for future reference. You may obtain an additional copy of the Prospectuses, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

The section of the Prospectuses entitled “The Advisor & Sub-Advisors – The Portfolio Managers” is amended by replacing the section in its entirety with the following:

The Portfolio Managers

The following summarizes the experience of the members of the portfolio management team at the Sub-Advisor primarily responsible for the day-to-day management of the Fund’s portfolio. Except as otherwise noted, each portfolio manager listed below has served in his current position for the last 5 years.

	Name (Role on Team)	Business Experience
Analytic Investors, Inc.	Harindra de Silva, Ph.D., CFA (Co-Manager)	President and Portfolio Manager, Analytic.
	Gregory McMurran (Co-Manager)	Chief Investment Officer and Portfolio Manager, Analytic.
	Dennis M. Bein, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, Analytic.
	Scott Barker, CFA (Co-Manager)	Portfolio Manager, Analytic
	Robert Murdock, Ph.D., CFA (Co-Manager)	Portfolio Manager, Analytic

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Doug Savarese, CFA (Co-Manager)	Portfolio Manager, Analytic.
David Krider (Co-Manager)	Portfolio Manager, Analytic, since July 2006; Research Analyst, Analytic, from June 2005 to July 2006; Founder and Chief Technology Officer, Visualize, Inc., from 1996 to 2005.

For more information on the Fund’s portfolio managers, their compensation, other accounts managed by them, and their ownership of shares of the Fund, please see the Statement of Additional Information.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-556	09/2006

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OLD MUTUAL ADVISOR FUNDS

Old Mutual Analytic Global Defensive Equity Fund

Supplement dated September 11, 2006

to Statement of Additional Information, dated May 26, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Analytic Global Defensive Equity Fund (the “Fund”). The Fund is a series fund of Old Mutual Advisor Funds (the “Trust”). You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

The section of the SAI entitled “The Sub-Advisors” is amended on pages 42-43 by replacing the section regarding Analytic Investors, Inc. with the following:

Analytic Investors, Inc. (“Analytic”)

The Trust and the Advisor have entered into a sub-advisory agreement with Analytic. The sub-advisory agreement provides certain limitations on Analytic’s liability, but also provides that Analytic will not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Advisor a sub-advisory fee computed and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund.

Compensation. Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and Analytic’s clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

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Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Analytic’s portfolio managers owned any shares of the Fund.

Other Accounts. As of July 31, 2006, Analytic’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Harindra de Silva	11 (0)	$2,231.7 ($0)	26 (20)	$1,894.9 ($1,315.2)	25 (8)	$2,150.1 ($1,238.2)

Gregory McMurran	4 (0)	$521.7 ($0)	3 (2)	$395.5 ($289.1)	6 (1)	$1,075.9 ($800.0)

Dennis M. Bein	11 (0)	$2,171.9 ($0)	25 (18)	$1,578.2 ($1,026.1)	23 (7)	$1,199.9 ($438.2)

Steven Sapra	7 (0)	$2,020.4 ($0)	15 (10)	$869.7 ($383.0)	22 (6)	$1,180.1 ($418.4)

Scott Barker	4 (0)	$521.7 ($0)	0	$0	1 (0)	$13.7 ($0)

Robert Murdock	2 (0)	$378.6 ($0)	3 (2)	$395.5 ($289.1)	5 (1)	$1,062.2 ($800.0)

Doug Savarese	3 (0)	$71.8 ($0)	11 (8)	$731.3 ($643.5)	1 (1)	$19.8 ($19.8)

David Krider	3 (0)	$71.8 ($0)	3 (1)	$71.1 ($5.7)	0	$0

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-557	09/2006

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